Subsequent Event	12 Months Ended
Jun. 30, 2024
Subsequent Events [Abstract]
Subsequent event
(26)	Subsequent event

In accordance with AIX’s 2022 Share Inventive Plan, on July 2, 2024 the board of directors of AIX (the “Board of AIX”) authorized the issuance of share options to purchase up to 6,900,000 ADS to certain key employees. The share options are immediately exercisable until July 15, 2024, subject to certain conditions. AIX offered these key employees a loan at an interest rate of 3% per annum to facilitate the exercise of the share options. The share options granted were fully exercised through cash payment at an exercise price of US$1.92 per ADS before the expiration date. Through the loan agreements, AIX has the right to the ADSs held by the grantees as collateral to the loans issued to them until the loans are fully paid. The Group is in the process of assessing the accounting treatment.